CLEARWATER PAPER CORPORATION SEPTEMBER 2015 Exhibit 99.1

FORWARD LOOKING
STATEMENTS
2
This
presentation
contains,
in
addition
to
historical
information,
certain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
including
statements
regarding
North
American
tissue
demand
and
capacity,
U.S.
paperboard
demand,
Chinese
paperboard
competition,
business
strategies,
EBITDA
margins
and
model,
measures
to
address
market
dynamics,
strategic
capital
projects
and
financial
impact,
and
Adjusted
EBITDA
run-rate.
Words
such
as
“anticipate,”
“expect,”
“intend,”
“will,”
“plan,”
“goals,”
“objectives,”
“target,”
“project,”
“believe,”
“schedule,”
“estimate,”
“may,”
and
similar
expressions
are
intended
to
identify
such
forward-looking
statements.
These
forward-looking
statements
are
based
on
management’s
updated
expectations,
estimates,
assumptions
and
projections
that
are
subject
to
change.
Our
actual
results
of
operations
may
differ
materially
from
those
expressed
or
implied
by
the
forward-looking
statements
contained
in
this
presentation.
Important
factors
that
could
cause
or
contribute
to
such
differences
include
the
risk
and
uncertainties
described
from
time
to
time
in
our
public
filings
with
the
Securities
and
Exchange
Commission,
as
well
as
the
following:
•
competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;
•
paperboard customers may adjust inventory levels through decreased purchasing;
•
customer acceptance, timing and quantity of purchases of our new through-air-dried, or TAD products, or other tissue products;
•
announced price increases for our products may not be accepted in whole or part;
•
the loss of or changes in prices in regards to a significant customer;
•
changes in transportation costs and disruptions in transportation services;
•
manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities caused by fire or weather-related events and IT system failures;
•
changes in the cost and availability of wood fiber and wood pulp;
•
labor disruptions;
•
changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;
•
environmental liabilities or expenditures;
•
changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;
•
changes in customer product preferences and competitors' product offerings;
•
changes in expenses and required contributions associated with our pension plans;
•
reliance on a limited number of third-party suppliers for raw materials;
•
cyclical industry conditions;
•
inability to successfully implement our operational efficiencies and expansion strategies;
•
inability to fund our debt obligations;
•
restrictions on our business from debt covenants and terms; and
•
changes in laws, regulations or industry standards affecting our business.
Forward-looking
statements
contained
in
this
presentation
present
management’s
views
only
as
of
the
date
of
this
presentation
or
as
indicated.
We
undertake
no
obligation
to
publicly
update
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.

OVERVIEW OF CLEARWATER PAPER 3

INTRODUCTION TO
CLEARWATER PAPER
WE ARE A COMPANY FORMED IN LATE 2008 WITH MORE
THAN 60 YEARS OF OPERATING HISTORY
WE OPERATE
TWO BUSINESS SEGMENTS
Pulp and paperboard: 40% of 2014 net sales
Consumer products: 60% of 2014 net sales
FINANCIAL OVERVIEW FOR 2014
Net Sales: $2.0 Billion
Adjusted EBITDA¹: $240 Million
2008 to 2014 Adjusted EBITDA¹ CAGR: 21%
APPROXIMATELY 3,300 EMPLOYEES
4
See
Appendix
for
the
definition
of
Adjusted
EBITDA
as
well
as
the
reconciliation
to
the
most
comparable
GAAP
measure.

CONSUMER PRODUCTS DIVISION
OVERVIEW
Clearwater Paper is one of the LARGEST NORTH AMERICAN
MANUFACTURERS OF PRIVATE LABEL TISSUE, focused on high value tissue products across all categories, retail channels and geographies.
5

CONSUMER PRODUCTS DIVISION
MARKET DRIVERS
STABLE
GROWTH
–
The
tissue
market
has
grown
an
average
of
100
104
107
113
114
117
119
121
124
124
124
127
129
127
130
132
134
137
139
141
143
269
273
276
279
282
285
288
290
293
296
298
301
304
307
311
313
315
316
319
321
324
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
e
e
e
e
U.S. TISSUE
DEMAND
(INDEXED)
U.S. POPULATION
(MM)
Source: U.S. Tissue demand per RISI for North America only from US Tissue Data January 2015, U.S. Population per U.S. Census December 2012
6
1
%
–

%
annually since 1996, consistent with population growth.

CONSUMER PRODUCTS DIVISION
CAPACITY AND RETAIL CHANNELS
OVERVIEW OF FACILITIES
Tissue Production Capacity¹: 433,000 tons
Tissue Conversion Capacity¹: 435,000 tons
Clearwater Paper Tissue Parent Roll
Clearwater Paper Tissue Converting
Represents
2014
annual
volumes
excluding
specialty
mills
IRI
Panel
data
for
Retail
channel
share
by
dollar
amount
sold
as
of
Jan.
5,
2015.
Company
sales
data.
Change in Industry
Retail Channel Mix
U.S. TISSUE INDUSTRY
RETAIL
CHANNEL MIX
2009
2014
Grocery
37
%
33
%
Mass
+
Supercenter
28
%
31
%
Club
22
%
23
%
Drug
7
%
5
%
Dollar
3
%
4
%
All Other
3
%
4
%
Clearwater Paper Focus on
Diversifying Channel Mix
CLEARWATER PAPER RETAIL
CHANNEL MIX
2011
2014
Grocery
82
%
68
%
Mass
+
Supercenter
10
%
19
%
Drug
2
%
2
%
Dollar
6
%
10
%
All Other
1
%
7
Lewiston,ID
Las Vegas,NV
Oklahoma City, OK
Shelby, NC
Elwood, IL
Neenah, WI
Lady
Smith, WI
1
2

³
²

PRIVATE LABEL CONTINUES TO
CAPTURE MARKET SHARE IN TISSUE
Clearwater Paper ranks as one of the LARGEST NORTH
AMERICAN PRIVATE LABEL TISSUE MANUFACTURERS
Private Label Market Share
of Total U.S.
2014 U.S. Retail Tissue
Industry Product Mix
60
%
29
%
Tissue
7
%
4
%
Source: IRIWorldwide. Dec. 2014.
8
60%
0%
10%
20%
30%
40%
50%
60%
Bath Tissue
Paper Towels
Facial Tissue
Napkins
Total
Private Label
2003
2011
2012
2013
2014
15%
18%
26%
43%
18%
20%
32%
25%
52%
25%
21%
32%
27%
49%
26%26%
21%
33%
30%
48%
22%
33%
31%
54%
27%

OPPORTUNITY FOR PRIVATE LABEL
AND CLEARWATER PAPER TO GROW
MARKET SHARE NATIONALLY
Clearwater
Paper
Market
Share by
Region
WEST
MID-WEST
EAST
Clearwater Paper
17.2
%
8.0
%
5.3
%
Brand Names
69.3
%
73.6
%
73.0
%
Other
Private Label
13.5
%
18.4
%
21.7
%
Source:  IRIWorldwide. January 2015
14.7%
5.2%
4.0%
6.3%
16.4%
5.9%
4.1%
6.9%
16.8%
6.3%
4.5%
7.3%
17.2%
8.0%
5.3%
8.1%
WEST
MID-WEST
EAST
TOTAL MARKET
2011
2012
2013
2014
2011
2012
2013
2014
2011
2012
2013
2014
2011
2012
2013
2014

NORTH AMERICAN
MARKET
DEMAND VS. CAPACITY
Longer Term Market Remains in Equilibrium
Source: RISI May 2015 update for Outlook for World Tissue Business and company estimates, RISI June 2015 US Tissue Monthly Data
It
is
assumed
that
any
productivity
improvements
(approximately
100k
per
year
or
1%
of
capacity)
will
be
offset
by
closures
over
a
cycle.
Notes: Projected capacity changes represents both virgin and recycled tissue capacity changes. Please see Appendix for breakdown of specific projects reflected in the capacity changes.
10
9,506
9,788
10,382
9,803
594
0
2,000
4,000
6,000
8,000
10,000
12,000
2014
Tissue Demand
2014
Tissue Capacity
Projected
New Capacity
Projected 2016
Tissue Capacity
Projected 2016
Tissue Demand
1
2014 DEMAND TO CAPACITY
RATIO OF 97%
2016
E
DEMAND
TO
CAPACITY
RATIO OF 94%
9,506
9,788
10,382
9,803
594
1
1

PAPERBOARD DIVISION
OVERVIEW
LEADING MANUFACTURER OF SBS
1
used in packaging of premium
consumer goods, pharmaceuticals, food and liquid, and food service plates, cups and folding cartons.

1
Solid Bleach Sulfate paperboard

PAPERBOARD DEMAND REMAINS
STABLE
NORTH AMERICA DEMAND FOR SBS BASED PRODUCTS
EXPECTED TO REMAIN STABLE THROUGH 2016
•
North American industry backlogs are below seasonal averages and Clearwater Paper expectations in Q3 2015
•
The strong U.S. dollar is attracting European SBS manufacturers, pressuring U.S. exports
•
China’s ivory board is expected to have minimal impact on Clearwater Paper in 2015
•
Secular trend away from foam (polystyrene) cups and products continues
Source: RISI estimates as of January 2015
¹ Based on tons produced. Projections based on North American Packaging papers and board demand estimates per RISI.
² Average price per short ton of 16 pt. SBS folding carton C1S. Price estimates per RISI.
U.S. BLEACHED
PAPERBOARD
DEMAND
U.S. BLEACHED
PAPERBOARD
PRICE
U.S. GDP % CHANGE
100
105
103
108
102
100
100
101
106
108
108
109
108
97
101
98
100
102
104
105
107
$
760
$
810
$
740
$
713
$
773
$
728
$
700
$
727
$
713
$
772
$
817
$
851
$
961
$
1,020
$
1,082
$
1,150
$
1,122
$
1,130
$
1,155
$
1,157
$
1,163
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
3.7
%
4.5
%
4.4
%
4.8
%
4.1
%
1.1
%
1.8
%
2.5
%
3.6
%
3.1
%
2.7
%
2.1
%
0.4
%
-2.6
%
2.8
%
1.7
%
2.8
%
1.9
%
2.8
%
3.3
%
2.9
%
e
e
(INDEXED)
1
($/SHORT
TON
)
2

PULP AND PAPERBOARD DIVISION
CAPACITY AND MARKETS
Clearwater
Paper
ranks
as
one
of
the
top
five
largest
paperboard manufacturers in North America
Lewiston Mill
ID
Cypress Bend Mill
AR
OVERVIEW OF FACILITIES
Pulp Production Capacity
1
: 856,000 tons
Paperboard Production Capacity
1
: 812,000 tons
Clearwater Paper Pulp
Clearwater Paper SBS
Source: Company estimates, RISI, AF&PA
Represents 2014 annual volumes.
Represents ~6.0 million tons.
2014 North American Bleached
Paperboard Production by Type²
2014
36
%
Packaging
23
%
17
%
13
%
Bristols
8
%
3
%
2014 North American Bleached
Paperboard Production by Market Share
2014
International Paper
24
%
MeadWestvaco
23
%
Georgia Pacific
13
%
Evergreen
13
%
Clearwater Paper
12
%
Rock-Tenn
7
%
Weyerhauser
5
%
Tembec Paperboard
3
%

1
2

GROW OUR TISSUE BUSINESS
> Lead private label in quality
> Expand geographically
> Diversify retail channel penetration
OPTIMIZE PROFITABILITY OF
PAPERBOARD AND TISSUE BUSINESSES
> Improve sales mix
> Reduce costs
> Continue to improve quality
OUR MACRO STRATEGY TO
CREATE SHAREHOLDER VALUE

SUCCESSFUL EXECUTION OF
PREVIOUSLY STATED GOALS
GOAL
COMPLETE NEW PAPER MACHINE
AT SHELBY, NC FACILITY
GOAL
OPTIMIZE THE
PAPERBOARD BUSINESS
GOAL
MAINTAIN A PRUDENT CAPITAL
STRUCTURE TO LOWER WEIGHTED
AVERAGE COST OF CAPITAL
GOAL
ASSET RATIONALIZATION/
COST INFRASTRUCTURE
GOAL
RETURN OF CAPITAL TO
SHAREHOLDERS
Sold 5 specialty mills in December 2014 for $114 million
Closure of Long Island and Thomaston converting operations in 2013-2014
Established
cross divisional supply chain function to drive out costs system wide
Record 2014
production of 792K tons and Adjusted EBITDA margin of 22%
Cost and production improvement projects
Idaho major maintenance cycle increased from 12 to 18 months
Enhanced access to fiber supply with chipping facility acquisition near Lewiston, Idaho
70k ton Shelby TAD machine startup in Q4 2012 on budget
Full run rate achieved in Q3 2014 versus goal of Q4 2013
Conservative capital structure with target leverage through the cycle of 3x Adjusted
EBITDA and ample liquidity
Refinanced bonds and reduced long-term debt interest rate to 5% from 8.6%
since 2013
Announced new $100 million share repurchase program in December 2014
Returned $230 million in capital to shareholders from 2011-2014 through share repurchases
Reduced shares outstanding by  20% or 4.5 million shares through 2014
Achieved $72 million Adjusted EBITDA in Q3 2014
Input cost inflation
and conventional tissue pricing headwinds persist
Sold specialty
mills in December 2014 representing 8% or $18.4 million in Adjusted
EBITDA
1
See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2
Pulp
and
Paperboard
operating
income
for
2014
of
$144.2
million
plus
depreciations
of
$25.5
million
and
loss
on
impairment
of
Clearwater
Fiber
intangible
asset
resulting
in
Adjusted
EBITDA
of
$172.7
million
15
GOAL
$300
MILLION ADJUSTED EBITDA
1
1
2

$300
$28
$22
$46
$18
$230
$100
$150
$200
$250
$300
$350
Original Target
at 2011
Price / Cost
Conventional Tissue
Pricing
Paperboard Pricing
Fiber, Transportation,
Chemicals, Gas
Sale of Specialty Mills
Reset Target at 2014
Price / Cost
ADJ. EBITDA
1,2
(MILLIONS)
13.4%
16.4%
UPDATED ADJUSTED EBITDA TARGET
IN LIGHT OF CHANGES IN MARKET
CONDITIONS AND DIVESTITURE
16
1
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
.
2
This information is based upon management’s expectations and estimates as of April 22, 2015, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.
PRICING AND INPUT COSTS VS. 2011
•
Pricing pressure for conventional tissue products
•
Competitive market environment a barrier to passing through input cost inflation to customers
•
Key input costs up $46 million
•
Partly offset by improved paperboard pricing
•
$18.4
million
of
Adjusted
EBITDA
1
divested
with
sale
of
specialty
products
mills
2

CLEARWATER PAPER
CROSS CYCLE FINANCIAL MODEL
NET SALES
1
ADJUSTED GROSS PROFIT % OF NET SALES
2
ADJUSTED SG&A % OF NET SALES
2
ADJUSTED OPERATING PROFIT % OF NET SALES
2
ADJUSTED NET EARNINGS % OF NET SALES
2
ADJUSTED EBITDA % OF NET SALES
2
100%
17.0%
(6.0%)
11.0%
5.0%
15.0%
1
Net sales for the year ended December 31, 2014 were $1,967.1 million and include results of the specialty tissue business which was sold at the end of Q4’14.  Net sales for the second quarter ended June 30, 2015 were $444.6 million.
2
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure.
17
Q2’15
RESULTS
100%
13.7%
(7.0%)
6.8%
3.2%
11.4%
2014
RESULTS
100%
13.9%
(6.3%)
7.5%
3.5%
12.1%

•
Pulp optimization at mills
•
Standardize the back end of our converting lines
•
Bring new swing-line in Las Vegas on-line
•
Execute national warehousing and logistics optimization strategy
•
100% adoption of pallet-based warehouse platform
•
Standardize
our national 3
rd
party logistics strategy
•
Grow cup market stock and folding carton market share
•
Simplify cup and brik manufacturing complexity
•
Reduce complexity in our business through grade & SKU validation
•
Improve our category insights to help retailers sell best mix of products
•
Implement
Black/Green belt training projects through Total Productive
Maintenance (TPM)
•
Conduct loss analysis audits by mill
•
Develop
Supply Chain planning tools (Demantra) for efficiencies
•
Launch Phase 2 of JD Edwards (Project 1Way), TM1 (financial forecasting)
PATH TO 15% ADJUSTED EBITDA
CROSS CYCLE TARGET MARGIN
18
GOAL
INCREASE OUR SALES
EFFECTIVENESS
GOAL
ACHIEVE SUPPLY CHAIN
EFFICIENCIES
GOAL
STRENGTHEN
OUR
CONTINUOUS
IMPROVEMENT CULTURE
GOAL
IMPROVE OUR MANUFACTURING
COST STRUCTURE
GOAL
IMPLEMENT
THE RIGHT
PROCESSES, TOOLS, SYSTEMS
•
Reallocate $107M net specialty proceeds to strategic
investments
•
Operational improvements

STRATEGIC INVESTMENTS
EXPECTED TO ACHIEVE
ADJUSTED EBITDA MARGIN TARGET
19
(MILLIONS
$)
2015
2016-2018
FULL
RUN-RATE EXPECTED
1
STRATEGIC INVESTMENTS
2
CAPEX
CAPEX
ADJUSTED EBITDA IMPACT
Pulp Optimization
$26
$120-$130
$30-$35
Warehouse Automation
$12
$25-$30
$27-$32
Paper Machine and Converting Line Upgrades
$27
$11-$12
Converting Lines
$14
$10-$12
IT
$6
TOTAL STRATEGIC CAPEX
$85
$145-$160
PLUS BENEFITS FROM:
Operational Efficiency
$20-$32
Sales & Marketing Efficiency
$10-$15
Stranded Overhead
$7
TOTAL
$115-$145
Invest to improve operating efficiency and profitability
1
Non-GAAP measure –
See definition and reconciliation to most comparable GAAP measure
2
Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.
3
Improvements start to contribute in 2016 through 2018 after the first year of investment in 2015.
•
High return/low risk investments
•
Expected to permanently reduce cost structure
•
Expected Adjusted EBITDA improvement of $115 to $145 million in 2-3 years
1, 3
•
Funding in Year 1 from sale proceeds of specialty mills

EXPECTED ADJUSTED EBITDA
FROM STRATEGIC INVESTMENTS AND
OPERATIONAL IMPROVEMENTS
1, 2
20
•
Expected to yield a $115-$145 million Adjusted EBITDA increase over the $230M reset run rate
•
In addition, assume an annual $10-15 million of margin pressure
•
Implies $285-$335 million Adjusted EBITDA run rate in 2018
1
Based
on
Q1’15
prices,
input
costs,
and
market
and
industry
data.
Many
factors
are
outside
the
control
of
management,
including
particularly
input
costs
for
commodity
products,
and
actual
results
may
differ
materially
from
the
information
set
forth
above. See “Forward-Looking Statements” on page 2.
2
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure.
$-
$20
$40
$60
$80
$100
$120
$140
$160
2015
2016
2017
2018
Expected Adjusted
EBITDA Benefit From
Investment and
Operational
Improvements1
ADJ. EBITDA
1,2
(MILLIONS)
$5-$10
$40-$50
$40-$60
$30-$60
$115-$145
1
1

CLEARWATER PAPER’S VALUE PROPOSITION 21

BALANCED CAPITAL ALLOCATION
2011-2014

•
20% of total shares outstanding from
2011 through 2014
•
Continued investment in the business
while returning capital to investors
Capital Allocation
2011-2014
Cumulative Shares Repurchased
Total Shares Outstanding
(As of Dec 31st)
Commitment
to
return
at
least
50%
of
Discretionary
Free
Cash
Flow
1
to
shareholders
through
2015
1
Discretionary Free Cash Flow is cash flow from operations less maintenance capital expenditures
2011 –
2014
Capex
34
%
TAD Expansion
35
%
Stock Repurchase
31
%

CLEARWATER
PAPER
PAPERBOARD
2
LARGE-CAP
CONSUMER
3
S&P 500
CLEARWATER PAPER IS A
LEADER AMONGST ITS PEERS
IN VALUE CREATION
Source: Bloomberg. Market data as of August 25, 2015
Note: Total Shareholder Return includes with dividends reinvested and stock price performance.
1
Small cap tissue peers include Cascades, Orchids and Wausau.
23
400%+ Total Shareholder Return Since Spin-off
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, Packaging Corp of America, RockTenn,
Sonoco and WestRock. MeadWestvaco is excluded following merger announcement on January 26, 2015, and WestRock included in place
of
RockTenn
beginning
June
24,
2015.
³
Large
cap
consumer
product
peers
include
Kimberly-Clark
and
Procter
&
Gamble.
INDEXED TOTAL RETURNS
SPIN
DATE
(100)%
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
Dec-2008
Apr-2010
Aug-2011
Dec-2012
Apr-2014
Aug-2015
Clearwater Paper
Small Cap Tissue¹
Paperboard²
Large Cap Consumer³
S&P 500
406.2%
633.0%
158.3%
148.4%
104.1%
1
SMALL-CAP
TISSUE

Strong Upward Trend in Multiple Over Time
WHICH HAS LED TO MULTIPLE
EXPANSION SINCE THE SPIN
24
CLEARWATER
PAPER
SMALL-CAP
TISSUE
1
PAPERBOARD
2
LARGE-CAP
CONSUMER
3
SPIN
DATE
2-YEAR FORWARD EBITDA MULTIPLE
Source: Bloomberg and Capital IQ. Market data as of Aug 25 , 2015
1
Small cap tissue peers include Cascades, Orchids and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, Packaging Corp of America, RockTenn,
Sonoco and WestRock. MeadWestvaco is excluded following merger announcement on January 26, 2015, and WestRock included in place
of
RockTenn
beginning
June
24,
2015.
³
Large
cap
consumer
product
peers
include
Kimberly-Clark
and
Procter
&
Gamble.
2x
4x
6x
8x
10x
12x
14x
Dec-2008
Apr-2010
Aug-2011
Dec-2012
Apr-2014
Aug-2015
Clearwater Paper
Small Cap Tissue¹
Paperboard²
Large Cap Consumer Products³
10.9x
6.9x
6.5x
6.0x

RETURN ON INVESTED CAPITAL
1,6
(UNAUDITED)
25
1
Return
on
Invested
Capital
(ROIC)
is
defined
as
[Net
Earnings
+
Interest
Expense]
/
[Tangible
Stockholders’
Equity
6
+
Debt
–
Excess
(Deficit)
Cash
6
].
2
Weighted Average Cost of Capital (WACC) is defined as [(Debt x Cost of Debt x {1-Marginal Tax Rate})/(Debt + Stockholders’ Equity)]+ [(Stockholders’ Equity x Cost of Equity)/(Debt + Stockholders’ Equity)].
3
2013
Adjusted
ROIC
Net
Earnings
was
adjusted
to
remove
a
benefit
of
$67.5
million
from
discrete
tax
items
relating
to
release
of
uncertain
tax
positions.
2013 Adjusted ROIC
Interest Expense includes debt retirement costs of $17.1 million.
4
2014 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $37.0 million after-tax.
2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million.
5
LTM Ending 6/30/15 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $36.0 million after-tax.
LTM Ending 6/30/15 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million.
6
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
below.
12.4%
12.7%
16.7%
4.7%
4.3%
11.1%
12.7%
12.2%
8.3%
7.7%
6.5%
4.5%
3.7%
0%
5%
10%
15%
20%
2011
2012
2013
2014
LTM Ending
6/30/15
5
ROIC
Adjusted ROIC
WACC
2
3,4,5
1
4
3

CLEARWATER PAPER’S OUTLOOK 26

CONSUMER
PRODUCTS
PULP AND PAPERBOARD
CORPORATE
SHIPMENT VOLUMES
•
Higher
:
2–4% higher
•
Lower
:
3-4% lower
PRICE/MIX
•
Slightly higher:
0–2% higher
•
Slightly lower  :
0-1% lower
PULP/WOOD FIBER COSTS
•
Cost/shipped ton:
stable
•
Cost/shipped ton:
stable
CHEMICAL COSTS
•
Cost/shipped ton:
stable
•
Cost/shipped ton:
lower
OP. & PKG. SUPPLIES
•
Cost/shipped ton:
stable
•
Cost/shipped ton:
stable
TRANSPORTATION COSTS
•
Cost/shipped ton:
higher
•
Cost/shipped ton:
stable
ENERGY COSTS
•
Cost/shipped ton:
stable
•
Cost/shipped ton:
lower
MAINTENANCE & REPAIRS
•
Stable
•
Lower due to completion
of Arkansas major
maintenance outage ($7M)
SG&A
•
Stable
•
Stable
•
Stable
UPDATED THIRD QUARTER 2015
OUTLOOK
(COMPARED
TO
Q2’15)
1
27
Outlook: consolidated net sales flat; adjusted operating margin 9.0-10.0%
2
1
This information is based upon management’s current expectations and estimates, which are in part based on market and industry data.  Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above.  See “Forward-Looking Statements” on page 2.
2
Updated from Q2 2015 Supplemental Information provided on July 30, 2015.
2
2
2

1
This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.
2
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
below.
UPDATED BRIDGE TO Q3’15
ADJUSTED EBITDA OUTLOOK
1,2
$51
$1-$2
$3-$4
$2-$3
$2-$3
$7
$1
$1
$62-$66
$1
$15
$25
$35
$45
$55
$65
$75
Q2'15
Adj. EBITDA
PPD
Price/Volume
CPD
Price/Volume
Chemicals
Energy
Maintenance
Labor
Transportation
AR Electrical
Disruptions
Q3'15
Adj. EBITDA
Outlook
ADJ.
EBITDA
2
(MILLIONS)
1,2
2

APPENDIX 29

RECONCILIATION OF GAAP TO NON-GAAP:
CLEARWATER
PAPER
EBITDA
1
AND
ADJUSTED
EBITDA
1
30
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2
Interest expense, net for 2009, 2013, and 2014 includes debt retirement costs of $6.2, $17.1 and $24.4 million respectively.
($ in millions)
2008
2009
2010
2011
2012
2013
2014
Q1’15
Q2’15
earnings/(loss)
$
9.7
$
182.5
$
73.8
$
39.7
$
64.1
$
107.0
$
(2.3)
$
5.8
$
15.6
$
5.6
$
93.2
$
2.4
$
31.2
$
47.5
$
(68.7)
$
(18.6)
$
1.7
$
8.7
2
$
13.1
$
21.7
$
22.6
$
44.8
$
33.8
$
61.1
$
63.6
$
7.8
$
7.8
$
47.0
$
47.4
$
47.7
$
76.9
$
79.3
$
90.3
$
90.1
$
21.0
$
20.6
1
$
75.4
$
344.8
$
146.5
$
192.7
$
224.7
$
189.6
$
170.0
$
36.2
$
52.7
-
$
(170.6)
-
-
-
-
-
-
-
-
-
$
20.3
-
-
-
-
-
-
-
-
-
$
2.9
-
-
-
-
-
-
-
-
-
$
1.0
-
-
-
-
-
-
-
-
$
2.0
-
-
-
-
-
-
-
-
-
$
6.0
$
1.3
-
-
-
-
-
-
-
-
$
18.8
$
.6
$
.7
equity-based compensation expense (benefit)
-
$
2.6
$
3.7
$
1.5
$
1.4
$
4.1
$
4.6
$
(.5)
$
(1.5)
-
-
-
-
-
-
-
$
1.7
-
associated with optimization and sale of the specialty mills
-
-
-
-
-
-
$
40.8
$
(.1)
$
(1.3)
of Clearwater Fiber intangible asset
-
-
-
-
-
-
3.1
-
-
EBITDA
1
$
75.4
$
176.8
$
170.5
$
197.1
$
229.1
$
199.7
$
238.5
$
37.9
$
50.7
$

EBITDA & ADJUSTED EBITDA
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES  (UNAUDITED)
31
1
EBITDA is a non-GAAP measure that management uses as a supplemental performance measure.  The most directly comparable GAAP measure is net earnings (loss).  EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization.  It should not be considered as an alternative to net earnings (loss) computed under GAAP.
2
Interest expense, net for the third quarter of 2014 includes debt retirement costs of $24.4 million.
3
Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
(Dollars in thousands)
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Earnings before interest, income taxes, and depreciation & amortization
(EBITDA)
1
GAAP net earnings (loss)
$  6,226
$  12,453
$  6,253
($27,247)
$  5,757
$  15,597
Interest expense, net
2
10,734
10,688
33,990
8,158
7,782
7,774
Income tax provision
3,558
9,942
3,735
1,321
1,698
8,702
Depreciation and amortization expense
22,231
22,015
22,293
23,606
21,008
20,632
EBITDA
1
$  42,749
$  55,098
$  66,271
$  5,838
$  36,245
$  52,705
Directors' equity-based compensation expense (benefit)
2,817
(36)
(185)
2,010
(470)
(1,457)
Costs associated with Thomaston facility closure
750
374
42
91
-
-
Costs associated with Long Island facility closure
8,432
1,843
4,767
3,771
554
735
Costs/loss associated with optimization and sale of the specialty mills
-
-
1,066
39,735
(131)
(1,331)
Loss on impairment of Clearwater Fiber intangible asset
-
-
-
3,078
-
-
Costs associated with labor agreement
-
-
-
-
1,730
-
Adjusted EBITDA
3
$  54,748
$  57,279
$  71,961
$  54,523
$  37,928
$  50,652

SEGMENT EBITDA & ADJUSTED EBITDA
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES  (UNAUDITED)
32
1
Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure.  The most directly comparable GAAP measure is segment operating income (loss).  Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization.  It should not be considered as an alternative to segment operating income (loss) computed under GAAP.
2
Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
(Dollars in thousands)
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Consumer Products
Operating (loss) income
($523)
$  12,705
$  12,535
(30,745)
$
$  12,395
$  17,032
Depreciation and amortization expense
15,490
15,071
15,484
15,459
12,977
13,438
Segment EBITDA
1
$  14,967
$  27,776
$  28,019
($15,286)
$  25,372
$  30,470
Costs associated with Thomaston facility closure
750
374
42
91
-
-
Costs associated with Long Island facility closure
8,432
1,843
4,767
3,771
554
735
Costs/loss associated with optimization and sale of the specialty mills
-
-
579
40,222
(131)
(1,331)
Costs associated with labor agreement
-
-
-
-
814
-
Segment Adjusted EBITDA
2
$  24,149
$  29,993
$  33,407
$  28,798
$  26,609
$  29,874
Pulp and Paperboard
Operating income
$  36,776
$  33,635
$  45,602
$  28,158
$  16,194
$  27,754
Depreciation and amortization expense
6,270
6,019
5,939
7,224
7,311
6,737
Segment EBITDA
1
$  43,046
$  39,654
$  51,541
$  35,382
$  23,505
$  34,491
Loss on impairment of Clearwater Fiber intangible asset
-
-
-
3,078
-
-
Costs associated with labor agreement
-
-
-
-
916
-
Segment Adjusted EBITDA
2
$  43,046
$  39,654
$  51,541
$  38,460
$  24,421
$  34,491
Corporate
Operating loss
($15,735)
($13,257)
($14,159)
($15,181)
($13,352)
($12,713)
Depreciation and amortization expense
471
925
870
923
720
457
Corporate EBITDA
1
($15,264)
($12,332)
($13,289)
($14,258)
($12,632)
($12,256)
Directors' equity-based compensation expense (benefit)
2,817
(36)
(185)
2,010
(470)
(1,457)
Costs/loss associated with optimization and sale of the specialty mills
-
-
487
(487)
-
-
Corporate Adjusted EBITDA
2
($12,447)
($12,368)
($12,987)
($12,735)
($13,102)
($13,713)

ADJUSTED GROSS PROFIT
& ADJUSTED SG&A
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES  (UNAUDITED)
33
1
Gross profit is defined as net sales minus cost of sales.
2
Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
(Dollars in thousands)
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Gross profit
1
$  58,291
$  64,648
$  76,685
$  58,675
$  44,194
$  60,211
Costs associated with Thomaston facility closure
750
374
42
91
-
-
Costs associated with Long Island facility closure
3,941
1,843
3,877
3,771
554
735
Costs associated with labor agreement
-
-
-
-
1,730
-
Adjusted gross profit
2
$  62,982
$  66,865
$  80,604
$  62,537
$  46,478
$  60,946
Selling, general and administrative expenses (SG&A)
($33,514)
($31,565)
($31,817)
($33,206)
($28,957)
($28,138)
Costs associated with Long Island facility closure
232
-
-
-
-
-
Directors' equity-based compensation expense (benefit)
2,817
(36)
(185)
2,010
(470)
(1,457)
Costs/loss associated with optimization and sale of the specialty mills
-
-
1,066
(424)
(131)
(1,331)
Adjusted
selling,
general
and
administrative
expenses
2
($30,465)
($31,601)
($30,936)
($31,620)
($29,558)
($30,926)

SEGMENT ADJUSTED OPERATING
INCOME (LOSS)
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES  (UNAUDITED)
34
1
Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
(Dollars in thousands)
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Consumer Products
Operating (loss) income
($523)
$  12,705
$  12,535
($30,745)
$  12,395
$  17,032
Costs associated with Thomaston facility closure
750
374
42
91
-
-
Costs associated with Long Island facility closure
8,432
1,843
4,767
3,771
554
735
Costs/loss associated with optimization and sale of the specialty mills
-
-
579
40,222
(131)
(1,331)
Costs associated with labor agreement
-
-
-
-
814
-
Adjusted
Consumer
Products
operating
income
1
$  8,659
$  14,922
$  17,923
$  13,339
$  13,632
$  16,436
Pulp and Paperboard
Operating Income
$  36,776
$  33,635
$  45,602
$  28,158
$  16,194
$  27,754
Loss on impairment of Clearwater Fiber intangible asset
-
-
-
3,078
-
-
Costs associated with labor agreement
-
-
-
-
916
-
Adjusted
Pulp
and
Paperboard
operating
income
1
$  36,776
$  33,635
$  45,602
$  31,236
$  17,110
$  27,754
Corporate
Operating loss
($15,735)
($13,257)
($14,159)
($15,181)
($13,352)
($12,713)
Directors' equity-based compensation expense (benefit)
2,817
(36)
(185)
2,010
(470)
(1,457)
Costs/loss associated with optimization and sale of the specialty mills
-
-
487
(487)
-
-
Adjusted
Corporate
operating
loss
1
($12,918)
($13,293)
($13,857)
($13,658)
($13,822)
($14,170)

ADJUSTED NET EARNINGS & ADJUSTED NET
EARNINGS PER DILUTED COMMON SHARE
RECONCILIATION OF NON-GAAP FINANCIAL
MEASURES  (UNAUDITED)
35
1
All non-tax items are tax effected at the expected annual rate for that period.
2
Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
(Dollars in thousands -
except per-share amounts)
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
GAAP net earnings (loss)
$  6,226
$  12,453
$  6,253
($27,247)
$  5,757
$  15,597
Special items, after tax:
1
Debt retirement costs
-
-
15,777
-
-
-
Directors' equity-based compensation expense (benefit)
1,802
(23)
(120)
1,322
(325)
(998)
Costs associated with Thomaston facility closure
480
242
27
60
-
-
Costs associated with Long Island facility closure
5,394
1,193
3,069
2,480
383
504
Costs/loss associated with optimization and sale of the specialty mills
-
-
689
36,338
(91)
(912)
Discrete tax item related to state tax rate changes
-
1,388
-
-
-
-
Loss on impairment of Clearwater Fiber intangible asset
-
-
-
2,024
-
-
Costs associated with labor agreement
-
-
-
-
1,197
-
Adjusted net earnings
2
$  13,902
$  15,253
$  25,695
$  14,977
$  6,921
$  14,191
Net earnings (loss) per diluted common share
$  0.29
$  0.61
$  0.31
($1.39)
$  0.30
$  0.81
Special items, after tax:
1
Debt retirement costs
-
-
0.78
-
-
-
Directors' equity-based compensation expense (benefit)
0.08
-
(0.01)
0.07
(0.02)
(0.05)
Costs associated with Thomaston facility closure
0.02
0.01
-
-
-
-
Costs associated with Long Island facility closure
0.25
0.06
0.15
0.13
0.02
0.03
Costs/loss associated with optimization and sale of the specialty mills
-
-
0.03
1.86
-
(0.05)
Discrete tax item related to state tax rate changes
-
0.07
-
-
-
-
Loss on impairment of Clearwater Fiber intangible asset
-
-
-
0.10
-
-
Costs associated with labor agreement
-
-
-
-
0.06
-
Adjusted
net
earnings
per
diluted
common
share
2
$  0.66
$  0.74
$  1.28
$  0.77
$  0.36
$  0.74

KEY SEGMENT RESULTS –
PULP AND PAPERBOARD
(UNAUDITED)
36
1
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
below.
2
Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
PULP AND
PAPERBOARD
CROSS-CYCLE
FINANCIAL MODEL
Q1'14
Q2'14
Q3'14
Q4'14
Q1’15
Q2’15
(short tons)
200,665
195,924
201,609
176,467
191,635
204,983
$988
$1,017
$1,016
$1,017
$1,031
$997
in thousands)
$198,412
$199,629
$205,038
$180,675
$198,850
$205,167
1
($
in thousands)
$43,046
$39,654
$51,541
$38,460
$24,421
$34,491
1,2
21.7%
19.9%
25.1%
21.3%
12.3%
16.8%
19.0%

KEY SEGMENT RESULTS –
CONSUMER PRODUCTS
(UNAUDITED)
37
1
Includes
away-from-home
(AFH),
contract,
machine-glazed
(MG)
and
parent
roll
tissue
products.
2
Includes
retail,
AFH,
and
contract
tissue
case
products.
3
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
below.
4
Segment
Adjusted
EBITDA
margin
is
defined
as
Segment
Adjusted
EBITDA
divided
by
Segment
net
sales.
5
Results include specialty tissue business which was sold at the end of Q4’14.
CONSUMER
PRODUCTS
CROSS-CYCLE
FINANCIAL MODEL
RESULTS
INCLUDE SPECIALTY
MILLS
5
RESULTS
WITHOUT
SPECIALTY
MILLS
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2’15
Shipments
Non-Retail
(short tons)
1
56,839
59,832
59,703
57,765
21,107
24,744
Retail (short tons)
70,919
75,009
75,363
72,420
71,102
71,476
Total Tissue Tons
127,758
134,841
135,066
130,185
92,209
96,220
Converted
Products
(cases
in
thousands)
2
13,437
14,101
14,360
13,603
13,025
13,125
Sales Price
Non-Retail ($/short ton)
1
$1,489
$1,492
$1,531
$1,506
$1,475
$1,430
Retail ($/short ton)
$2,841
$2,795
$2,836
$2,820
$2,864
$2,846
Total Tissue ($/short ton)
$2,239
$2,217
$2,259
$2,237
$2,546
$2,482
Segment
net
sales
($
in
thousands)
$286,508
$299,130
$306,104
$291,643
$235,176
$239,391
Segment
Adjusted
EBITDA
3
($
in thousands)
$24,149
$29,993
$33,407
$28,798
$26,609
$29,874
Segment
Adjusted
EBITDA
margin
3,4
8.4%
10.0%
10.9%
9.9%
11.3%
12.5%
17.0%

RETURN ON INVESTED CAPITAL, TANGIBLE
STOCKHOLDERS’ EQUITY & EXCESS CASH
RECONCILIATION OF NON-GAAP FINANCIAL
MEASURES  (UNAUDITED)
38
(Dollars in thousands)
2011
2012
2013
2014
Twelve Months
Ending June 30,
2015
Net earnings (loss)
39,674
$
64,131
$
106,955
$
($2,315)
360
$
Interest expense, net
44,809
33,796
44,036
39,150
33,284
Net
earnings
before
interest
1
84,483
$
97,927
$
150,991
$
36,835
$
33,644
$
Tangible
stockholders'
equity
2
205,623
$
263,608
$
334,783
$
263,494
$
255,741
$
Debt
523,694
523,933
650,000
575,000
575,000
Less
excess
cash
3
(48,440)
(17,579)
(78,675)
(62,331)
(56,465)
Invested capital
680,877
$
769,962
$
906,108
$
776,163
$
774,276
$
Return on Invested Capital (ROIC)
12.4%
12.7%
16.7%
4.7%
4.3%
Stockholders' equity
484,904
$
540,894
$
605,094
$
497,537
$
487,301
$
Goodwill
(229,533)
(229,533)
(229,533)
(209,087)
(209,087)
Intangible assets, net
(49,748)
(47,753)
(40,778)
(24,956)
(22,473)
Tangible
stockholders'
equity
2
205,623
$
263,608
$
334,783
$
263,494
$
255,741
$
Cash
8,439
$
12,579
$
23,675
$
27,331
$
11,465
$
Short-term investments
55,001
20,000
70,000
50,000
60,000
Operating cash
4
(15,000)
(15,000)
(15,000)
(15,000)
(15,000)
Excess cash
3
48,440
$
17,579
$
78,675
$
62,331
$
56,465
$
1
Note:  Balance sheet items are as of the end of each period presented.
2
3
4
Non-GAAP measure.
Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net.
Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.
Excess
cash
is
defined
as
the
sum
of
Cash
and
Short-term
investments
less
Operating
cash
1
.

PRO FORMA IMPACT OF
SALE OF SPECIALTY MILLS
(UNAUDITED)
39
1
Non-GAAP
measure
–
See
definition
and
reconciliation
to
most
comparable
GAAP
measure
CONSUMER PRODUCTS
INCLUDING SPECIALTY
MILLS
SPECIALTY MILLS
PRO FORMA
CONSUMER
PRODUCTS
EXCLUDING
SPECIALTY MILLS
(Dollars in millions)
TWELVE MONTHS ENDED
DECEMBER 31, 2014
TWELVE MONTHS ENDED
NOVEMBER 30, 2014
PRO FORMA
Net sales
$1,183.4
$217.7
$965.7
Adjusted
operating
income
1
$54.8
$8.8
$46.0
Depreciation and amortization expense
$61.5
$9.6
$51.9
Adjusted
EBITDA
1
$116.3
$18.4
$97.9

1
This information is based upon management’s current expectations and estimates, which are in part based on market and industry data.  Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above.  See “Forward-Looking Statements” on page 2.
2
EBITDA is a non-GAAP measure that management uses as a supplemental performance measure.  The most directly comparable GAAP measure is net earnings (loss).  EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization.  It should not be considered as an alternative to net earnings computed under GAAP.
3
Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
Q3’15 OUTLOOK
1
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES  (UNAUDITED)
(Dollars in thousands)
FROM
TO
Earnings before interest, income taxes, and depreciation &
amortization (EBITDA)
2
GAAP net earnings
$21,000
$23,000
Interest expense, net
$8,000
$8,000
Income tax provision
$11,000
$13,000
Depreciation and amortization expense
$21,000
$21,000
EBITDA
2
$61,000
$65,000
Directors' equity-based compensation expense
$700
$700
Costs associated with Long Island facility closure
$300
Adjusted EBITDA
3
$62,000
$66,000
THREE MONTHS ENDING
SEPTEMBER 30, 2015
RANGE OF ESTIMATE
OUTLOOK
$300

RECONCILIATION OF GAAP TO NON-GAAP:
STRATEGIC INVESTMENTS

¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
PULP
OPTIMIZATION
WAREHOUSE
AUTOMATION
PAPER MACHINE
UPGRADES
CONVERTING
LINE
OPERATING
EFFICIENCIES
SALES & MARKETING
EFFICIENCY
STRANDED
OVERHEAD
Operating Income
$22.5-27.5
$21.3-26.3
$7.1-8.1
$8.6-10.6
$20 - $32
$10 - $15
$7
Depreciation
$7.5
$5.7
$3.9
$1.4
-
-
-
EBITDA
$30 - $35
$27 - $32
$11 - $12
$10 - $12
$20 - $32
$10 - $15
$7
Adjusted EBITDA
$30 - $35
$27 - $32
$11 - $12
$10 - $12
$20 - $32
$10 - $15
$7

DEFINITIONS OF NON-GAAP
MEASURES
CLEARWATER PAPER DEFINITIONS OF NON-GAAP MEASURES
EBITDA is a non-GAAP measure that Clearwater Paper management uses as a supplemental performance measure to evaluate the cash generating capacity of Clearwater
Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as
EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition and disposition related expenses, alternative fuel mixture tax credits, sale of foam assets, expenses associated with the Metso litigation and costs associated with directors equity based compensation.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.

MAJOR MAINTENANCE
SCHEDULE¹
2014
2015
2016
2017
2018
2019
2020
2021
Major Maintenance
$MMs
$0
$22
TBD
TBD
TBD
TBD
$0
TBD
Lewiston
Q1
Q3
Q1
Q3
Q1
Cypress Bend
Q2
Q2
Q2
Q2

1
This information is based upon management’s current expectations and estimates.

NORTH AMERICAN TISSUE
PROJECTED CAPACITY CHANGE

Source:  RISI and Other Industry
COMPANY
MILL/LOCATION
CONV/TAD
CAPACITY
CHANGE
ESTIMATED DATE
CHANNEL/BUSINESS/PRODUCTS
Announced New Capacity through 2016
Double Tree/Royal
Gila Bend, AZ
Conv
32,000
2015:Q1
PrimeLine PM from Adritz
Orchids Paper Products
Pryor, OK
Conv
30,000
2015:Q1
New PM from Recard
Confidential
Confidential
Conv
80,000
2015:Q4
Metso Advantage DCT 200TS
First Quality Tissue
Anderson, SC
TAD
70,000
2015:Q4
TAD PM Valmet
Von Drehle Corporation
Natchez, MS
Conv
35,000
2015:Q4
Valmet Advantage NTT
St. Croix Tissue (APP)
Baileyville, ME
Conv
66,000
2015:Q4
PrimeLine W8 PM from Adritz
First Quality Tissue
Anderson, SC
ATMOS
75,000
2016:Q1
Retail/P.L./BRT
St. Croix Tissue (APP)
Baileyville, ME
Conv
66,000
2016:Q2
PrimeLine W8 PM from Andritz
First Quality Tissue
Lock Haven, PA
TAD
70,000
2016:Q4
TAD PM likely Valmet
Confidential
Confidential
Conv
70,000
2016
Metso Advantage
DCT
Net Capacity Change through 2016
594,000
Announced New Capacity in 2017
Orchids Paper Products
Barnwell, SC
Conv
35,000
2017:Q1
PM likely Valmet
Resolute
Forest Products
Calhoun, TN
Conv
66,000
2017:Q1
Valmet
Advantage
NTT
Procter & Gamble
Box Elder, UT
TAD
80,000
2017:Q3
Retail/Brand/Bounty
Net Capacity Change through 2017
181,000
Capacity Changes in the North American Tissue Industry